Proforma Information (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Total revenue	$ 56,287	$ 52,786	$ 53,940
Net income	8,545	7,927	8,620
Net income available to common shareholders	$ 7,849	$ 7,205	$ 8,104
Earnings per share:
Basic	$ 1.11	$ 1.04	$ 1.17
Diluted	$ 1.11	$ 1.04	$ 1.17